Exhibit 10.1

ACTION IN WRITING

OF THE BOARD OF DIRECTORS OF

QUEST PATENT RESEARCH CORPORATION

November 10, 2017

Pursuant to Section 141(f) of the Delaware General Corporation Law, the undersigned, constituting all of the members of the board of directors of Quest Patent Research Corporation, a Delaware corporation (the “Corporation”), by this Action in Writing do hereby consent to the adoption of the following resolutions this 10th day of November, 2017

RESOLVED, that, the 2017 Equity Incentive Plan (the “Plan”) of this Corporation, pursuant to which 150,000,000 shares of the common stock, par value $0.00003 per share (“Common Stock”), are reserved for issuance pursuant to awards granted under Plan, in the form presented to and reviewed by the directors of this Corporation, be and hereby is, adopted by the directors of this Corporation; and it is further

RESOLVED, that any shares of Common Stock, when issued pursuant to the Plan, be duly and validly authorized and issued, fully paid and non-assessable; and it is further

RESOLVED, that as compensation for services rendered to the Corporation, the Corporation shall issue the following number of shares of Common Stock to the persons listed below:

Name	No. of Shares
Jon C. Scahill	60,000,000
Dr. William Ryall Carroll	5,000,000
Timothy J. Scahill	5,000,000
70,000,000

and it is further

RESOLVED, that the officers of this Corporation be, and hereby are, authorized and empowered to execute and deliver, in the name and behalf of this Corporation, a restricted stock agreement with respect to the shares granted pursuant to this Action in Writing, provided, however, that with respect to the grant to Jon C. Scahill, the restricted stock agreement may be executed by any other director in the name and on behalf of this Corporation; and it is further

RESOLVED, that the Secretary or any Assistant Secretary or any other officer of this Corporation, be, and hereby is, authorized to certify as to the adoption of any or all of the foregoing resolutions.

THIS ACTION IN WRITING may be executed in counterparts, which together constitute this action in writing.

/s/ Jon C. Scahill
Jon C. Scahill

/s/ William Ryall Carroll
Dr. William Ryall Carroll

/s/ Timothy J. Scahill
Timothy J. Scahill